EQ ADVISORS TRUSTSM

Multimanager Aggressive Equity Portfolio—Class IA and IB Shares

SUPPLEMENT DATED NOVEMBER 1, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2016

This Supplement updates certain information contained in the Summary Prospectus of the Multimanager Aggressive Equity Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2016. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers of the Multimanager Aggressive Equity Portfolio (the “Portfolio”).

Information Regarding

Multimanager Aggressive Equity Portfolio

Effective January 1, 2017, the section of the Prospectus entitled “Who Manages the Portfolio—Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)—Portfolio Manager” is deleted in its entirety and replaced with the following information:

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Taymour R. Tamaddon, CFA	Vice President of T. Rowe and Portfolio Manager	January 2017